UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[	x	]
Pre-Effective Amendment No. 3	[	x	]
Post-Effective Amendment No. _____	[		]
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[	x	]
Amendment No. 3	[	x	]

Exact Name of Registrant as Specified in Charter:	Valgro Funds, Inc.
Address of Principal Executive Offices:	474 N. Lake Shore Dr., Suite 2003
Chicago, IL 60611-6463
Registrant's Telephone Number, including Area Code:	(312) 832-9831
Name and Address of Agent for Service	Robert Allen Rintel
474 N. Lake Shore Dr., Suite 2003
Chicago, IL 60611-6463
Approximate Date of Proposed Public Offering:	as soon as this registration becomes effective

N-1A Contents

  Title Page
  Part A: Prospectus
  Part B: Statement of Additional Information
  Part C: Other Information
  Signatures

ValgroSM Fund
Prospectus
February 3, 2000

As with any mutual fund, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Valgro is a service mark of Valgro Investments, Inc.

Prospectus Contents

  In Brief
  Fees & Expenses
  Principal Strategies & Risks
  Management
  Shares
  Green Votes
  More Info

In Brief

Goal: Growth in the value of the fund's shares

Principal strategies:

  Invest in common stock, including small-capitalization companies
  Buy and hold companies with a sustainable competitive advantage
  Invest in "growth" or "value" stocks or both, with no fixed proportion
  Periodically buy more when a stock declines & sell some when it rises
  Maintain a relatively full level of investment at all times
  Concentrate 25-40% of equity investment value in computer-related* stocks
  Concentrate 25-40% of equity investment value in biotech* stocks
  Buy mostly US stocks plus some foreign companies' US-trading shares or ADRs**

*The fund considers a company computer-related if it derives at least 50% of its revenue from the use of the internet or from the manufacture or sale of computers, computer components, computer peripherals, or software. In contrast, the fund defines the biotech industry based on assets instead of revenue, since some small biotech firms have no revenue. So the fund considers a company to be biotech if at least 50% of its assets are employed in the research or production of innovative devices, substances, processes or services that are either intended to alter, or derived from, living or dead organisms or their components. The potential applications of biotechnolgoy are almost unlimited, as scientists discover ways of using it to improve existing products and services and to develop new ones. Just some of its current or potential future uses include improvements in medicine and health care, agriculture, computation, fabrication and building materials, chemical production and analysis, waste processing, mineral extraction, and various kinds of industrial production.

**ADRs are American Depository Receipts. These trade on US markets in dollars, but they represent ownership of foreign stock. They pay dividends in dollars, the result of translating the foreign dividend into dollars, minus any foreign withholding tax.

Principal risks:

  The price of the fund's shares may decline
  An investor can lose money investing in the fund
  The fund's technology emphasis may make it more volatile than the market
  Computer-related and biotech industries go in and out of favor with investors
  Computer-related and biotech companies face heavy competition
  Computer-related and biotech companies face high research costs & patent issues
  Computer-related and biotech companies face shifting demand & obsolescence
  Biotech companies are heavily regulated by the government
  small-capitalization stocks are more volatile than the market
  Small technology companies with no earnings may hit snags or go bankrupt
  Problems could hit the industries in which the fund concentrates
  Foreign government actions could hurt shares in foreign companies
  Foreign withholding taxes decrease the fund's return
  When the dollar goes up, foreign holdings are worth fewer dollars
  Foreign markets may be more volatile than US markets
  Inexperienced management may make unforeseeable mistakes

Also note that an investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

This fund may be inappropriate for you if you are any of the following:

  At or near retirement and depending on investment income to live on
  Focused more on the short term than the long term
  Uncomfortable with an aggressive approach to investments
  Uncomfortable with the higher risks that come with an aggressive approach
  Uncomfortable waiting for investments that go down to go back up
  Uncomfortable with funds that buy shares in companies you've never heard of

Performance:

The fund is too new to list performance data. However, when data is listed, it will undoubtedly illustrate the variability of the fund's returns. This information will provide some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual returns for 1, 5, and 10 years compare with those of several broad measures of market performance. Even when data becomes available, investors should note that how the fund has performed in the past is not necessarily an indication of how the fund will perform in the future.

Fees & Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases:	None
Maximum Deferred Sales Charge (Load):	None
Maximum Sales Charge (Load) Imposed on Reinvested Distributions:	None
Redemption fee:	None
Exchange fee:	None
Maximum Account fee:	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Management Fees:		0.90%
Distribution (12b-1) Fees:		None
Other Expenses, consisting of:		0.65%
Auditing:	0.30%
Government Fees:	0.30%
Other:	0.05%
Total Annual Fund Operating Expenses:		1.55%

The "Other Expenses" percentage is only an estimate, since the fund is new and therefore has no historical figures to draw from, and since the percentage for relatively fixed costs like auditing will vary depending on the net asset level (the more net assets, the lower the percentage). The figures above and example below are based on the assumption that average net assets will be $2 million; there is of course no guarantee of that, and the percentage will be higher if that level is not achieved (or lower if that level is surpassed).

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example below assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year:	3 years:
$155	$489

Principal Strategies & Risks

The investment objective of the Valgro Fund is growth in the value of the fund's shares. This objective, and the strategies below to implement the objective, may be changed with 60 days' prior notice to shareholders, but without requiring shareholder approval. The only exception is that the choice of which industry groups to concentrate in, and the definitions of those groups below, can't be changed without shareholder approval.

It is a policy of the fund to keep only enough of a cash reserve to accomodate anticipated expenses, redemptions, and purchases without having to disrupt its investments too frequently. Except for this, the fund tries to remain fully invested in the market at all times. In other words, the fund does not try to time the market by selling securities when it expects the market to decline. The cash reserve consists of cash, bank and brokerage deposits, and money market funds.

Other than this, the fund invests only in common stocks, including stocks of small-capitalization companies. Although the fund invests mostly in US stocks, it also invests in the stock of some foreign companies that have shares or ADRs trading in the US.

ADRs are American Depository Receipts. These trade on US markets in dollars, but they represent ownership of foreign stock. They pay dividends in dollars, the result of translating the foreign dividend into dollars, minus any foreign withholding tax.

The fund generally has a buy-and-hold approach to stock picking. The fund buys a stock when it belives in the prospects of the underlying company. The fund sells all of its shares in a company only if it no longer believes in the company, not merely in resopnse to changes in the company's stock price. In fact, the fund does the opposite, periodically buying more shares of stocks it already owns that have declined in value. It gets the money to do this by selling some of its shares in stocks that have risen in value. This is called rebalancing.

Thus, the fund is actively managed. For retirement accounts, this has no tax consequences. For non-retirement accounts, this requires investors to pay capital gains taxes on the profits the fund makes from selling shares, even for investors who haven't themselves sold fund shares. Also, for both types of accounts, the more often a fund executes trades, the more commissions it pays that subtract from fund profits.

The fund is considered "diversified" from a legal standpoint. This means that at least 75% of the fund's assets are invested in cash, government securities, investment companies, and other stock holdings, where each of these other stock holdings is limited to 5% of the fund's total assets and 10% of the issuer's shares.

However, the fund's investments are not broadly diversified across industries. Instead, of the fund's assets invested in stock, 25-40% of that is invested in computer-related companies and 25-40% in biotech companies. The fund considers a company computer-related if it derives at least 50% of its revenue from the use of the internet or from the manufacture or sale of computers, computer components, computer peripherals, or software. In contrast, the fund defines the biotech industry based on assets instead of revenue, since some small biotech firms have no revenue. So the fund considers a company to be biotech if at least 50% of its assets are employed in the research or production of innovative devices, substances, processes or services that are either intended to alter, or derived from, living or dead organisms or their components. The potential applications of biotechnolgoy are almost unlimited, as scientists discover ways of using it to improve existing products and services and to develop new ones. Just some of its current or potential future uses include improvements in medicine and health care, agriculture, computation, fabrication and building materials, chemical production and analysis, waste processing, mineral extraction, and various kinds of industrial production. If the change in stock prices causes deviation from the 25-40% ranges, the fund will restore them within 60 days.

Based on a likely portfolio of stocks the fund may own after this registration statement becomes effective, Morningstar classifies approximately 64% of these stocks as large-cap, 19% as mid-cap, and 17% as small-cap. They also classify approximately 64% as growth, 28% as value, and 9% as blend. Morningstar defines "growth" to mean a high stock price relative to earnings and book value, and they define "value" as a low price relative to these things. So, although Morningstar would presumably classify the fund overall as a large-cap growth fund, neither of these classifications has anything to do with the investment objectives or strategies of the fund. The fund looks for companies with a sustainable competitive advantage. For example, a company with superior patented technology would be favored by the fund. Such an advantage can occur in a big company, or in a small company trying to become big. It can occur in a company whose stock is favored by the market, and it can also occur in a company whose stock or industry is presently out of favor with investors. Therefore, the classification of the fund may change as market conditions change, without that implying any change in the fund's objective or strategy.

As with any stock fund, the price of the fund's shares may decline, so the investor risks losing money. Furthermore, because the computer-related and biotech industry groups relate to technologies, the fund may be more volatile, and hence more risky, than the market as a whole. In addition, these industry groups may go in and out of favor with investors more often or severely than other industries do. And companies in these industries face heavy competition, high research costs, patent considerations, rapidly shifting demand & obsolescence, and biotech companies are heavily regulated by the government. In addition, any small-capitalization stocks bought by the fund also will be more volatile, and hence more risky, than the market as a whole. In fact, some technology companies which the fund invests in have no current earnings and may hit snags in their research, may be denied regulatory approval (such as FDA approval for biotech companies), may be beaten to market by other technologies, or may simply run out of money, potentially causing them to go bankrupt. Also, because the fund isn't broadly and evenly diversified across many different industries, there is the risk that the industries in which the fund is concentrated could fall out of favor with investors, causing the fund's shares to decline in price. There is also the risk that management may make some unforeseeable mistakes, given its inexperience running a fund.

Additionally, since some of the fund's investments are in foreign companies, the fund pays withholding taxes that decrease the fund's return. Also, for foreign companies and for US companies with significant foreign operations, there are extra political and economic risks. These can result from political instability, or from foreign government actions, such as confiscation, restrictions on money leaving the country, regulatory or tax changes, or military or diplomatic activity. Even if a foreign company or operation performs well, its value in US dollars could decline if the dollar rises relative to the foreign country's currency. In addition, foreign markets may be more volatile than US markets.

Management

The fund's Registered Investment Adviser is Valgro Investments, Inc., 474 N. Lake Shore Dr., Suite 2003, Chicago, IL 60611-6463. It is as new as this fund, having no prior experience as an investment adviser. It determines and places securities trades for the fund. On each business day that the fund computes a figure for NAV, the adviser accrues a fee of 1/250th of 0.9% of net assets before its fee. This works out to slightly more than 0.9% of average net assets for the year, depending on the actual number of business days in the year.

Robert Allen Rintel, President of Valgro Funds, Inc., and of Valgro Investments, is the adviser's portfolio manager for the fund. He is as new to that role as the fund, having no prior experience managing investments other than his own. He did financial software development as an Associate at J.P. Morgan & Co. from 3/94 to 10/95 and as an Assistant Vice President at First Chicago from 10/95 to 2/96. From then until 5/99, he worked on various software projects while growing the value of his personal investments. From 5/99 to the present, he has been working on building Valgro Funds and Valgro Investments.

Shares

Everywhere they're used, the terms "Valgro Fund" and "the fund" refer to Valgro Funds, Inc. This corporation has only one class of shares, common stock without par value and for which certificates are not issued, and it is authorized to issue up to 1 quadrillion (1015) shares.

The price of fund shares is based on the fund's net asset value (NAV). This value is computed each business day that the New York Stock Exchange (NYSE) is open for trading. The value is based on the closing price of each stock or ADR owned by the fund. Each closing price used is the official closing price during regular-hours trading on the principal US exchange or US market where the stock or ADR is traded, or the average of the closing bid & ask prices when no trades occurred. Thus, it excludes after-hours trading, and, for an NYSE stock as an example, it takes the closing NYSE floor price rather than the composite price at the close of the NYSE floor. The NAV calculation is considered to occur at the time of the first close of regular-hours trading for any of the stocks or ADRs owned by the fund, even if it isn't completed until later. The NAV is also affected by various expenses and amortized costs, which are computed in accordance with generally accepted accounting principles for registered investment companies.

The price at which a purchase or redemption is effected is based on the next NAV calculation after receipt of the order and, in the case of a purchase, receipt of a check or other form of payment. The investor's ownership of the shares begins or ends at the time the order is priced. The proceeds of a redemption made after a purchase may be delayed for up to 10 business days from the purchase date to ensure that the funds for the purchase have cleared.

To invest in the fund, you can visit our web site, valgro.com, and read our prospectus and Statement of Additional Information. Then you can fill out the personal information online and send a check to Valgro Funds, Inc., 474 N. Lake Shore Dr., Suite 2003, Chicago, IL 60611-6463. You can also wire us money, following the instructions on our web site. The purchase order is considered received when the money is received. To redeem shares, you can indicate the dollar amount or number of shares on the web site, and a check will be sent to your address. You can also change your address, phone number, and other information on our web site, all of which is password-protected. You can also do any of these things by calling us collect at (312) 832-9831 or writing to the above address.

The minimum initial purchase of fund shares is $1000. Subsequent purchases are unrestricted. Legally, purchases are limited by the number of authorized shares, but the fund does not anticipate approaching the current limit of 1 quadrillion (1015) shares. A partial redemption is not permitted if the investor's account would have a value below $1000 after the redemption. This does not prevent a full redemption, though. There are no redemption charges or involuntary redemptions.

The fund may make arrangements to allow investors to purchase or redeem fund shares through one or more broker-dealers. Currently, the fund has no such arrangements; any future arrangements will be listed on valgro.com, the fund's web site. The share price will be based on the next NAV calculation after the order and any necessary payment are received by the broker-dealer. The fund will not impose any charges for such service, though the broker-dealers may impose their own charges. There are also no charges or restrictions on transferring shares held in street name accounts.

An investor can choose to receive a check for dividends and distributions, or they can be automatically reinvested in the fund. Other arrangements will be considered upon request.

The fund intends to make distributions that may be taxed as ordinary income and capital gains. Capital gains distributions may be taxed at different rates depending on the length of time the fund holds its assets. Given the fund's emphasis on technology companies, many of which pay no dividends, the fund expects a large part of its distributions to consist of capital gains.

The fund's distributions, whether received in cash or reinvested in additional shares of the fund, may be subject to federal, state and local income taxes. As with any mutual fund, the size of a taxable distribution is based on the fund's income and capital gains from sales of stock since its last distribution, after adjusting for expenses, reporting periods, and changes in the number of fund shares outstanding. It is not based on the amount of a rise or fall in the value of your fund shares since you bought them. So it is even possible to have to pay taxes despite seeing a fall in the value of your investment.

An exchange of the fund's shares for shares of another fund will be treated as a sale of the fund's shares, and any gain on the transaction may be subject to federal, state and local income taxes. Although Valgro Funds has no other funds at this time, this would apply even if the exchange were to another Valgro Funds fund.

Green Votes

This fund chooses stocks solely based on our expectation that they will rise in price. Rather than trading off profit for a good environmental record in the past, we believe we can have more impact by reforming companies from within. Therefore, we pledge to vote for or against all shareholder-sponsored resolutions, and we pledge to vote for all pro-environment resolutions.

Unfortunately, pro-environment resolutions generally don't pass. However, as more people trade their old mutual funds for funds that vote for the environment, or for stocks people can vote themselves, this may change.

In the interest of full disclosure, we should point out the possible downside to this policy. Companies often oppose a pro-environment resolution by saying it will cost them money. If the companies are right, and if resolutions we vote for pass, this could adversely affect the companies' stock prices and therefore adversely affect the price of this fund. If this is a concern to you, feel free to invest elsewhere; if you cheer our policy, tell your friends about us.

More Info

The SAI (Statement of Additional Information) includes additional information which we encourage you to read, since you may find it useful when deciding whether to invest in the fund. Additional information about the fund's investments will also be available in the fund's annual and semi-annual reports to shareholders. In the fund's annual report, once this fund completes its first fiscal year, you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

The SAI is incorporated by reference into this prospectus. To see the SAI, click here. To get a free copy of the SAI or (once completed) the annual and semi-annual reports, or to request other information about the fund or make shareholder inquiries, please visit our web site at valgro.com, or e-mail admin@valgro.com, or call us collect at (312) 832-9831.

The prospectus, SAI, and related documents have been filed with the SEC (Securities and Exchange Commission). Information about the fund (including the SAI) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Comission, Washington, D.C. 20549-0102, or by electronic request at publicinfo@sec.gov.

Investment Company Act file number 811-09635

ValgroSM Fund
A Fund of Valgro Funds, Inc.
Statement of Additional Information
February 3, 2000

The SAI (Statement of Additional Information) is not a prospectus. To see the 2/3/00 prospectus to which the SAI relates, click here. To get a free copy of the prospectus please visit our web site at valgro.com, or e-mail admin@valgro.com, or call us collect at (312) 832-9831.

Every time the SAI refers to information in the prospectus, the SAI provides a link to the exact location of that information within the prospectus. Click on the link to go directly there.

Valgro is a service mark of Valgro Investments, Inc.

SAI Contents

  History
  Description
  Management
  Owners
  Services
  Practices
  Shares
  Taxes
  Financial Statements

History

Valgro Fund is represented by common stock in Valgro Funds, Inc., which was incorporated in Illinois on 9/2/99. Although it is only engaged in business as an investment company, it also performs some of the services it requires. For example, it is also a Registered Transfer Agent for its own securities.

Description

The fund is an open-end, management investment company. It is considered diversified, as defined in the "Principal Strategies & Risks" section of the prospectus. The fund uses no strategies other than the principal strategies whose risks are explained in the "Principal Strategies & Risks" section of the prospectus. That section also describes the fund's investment objective.

The fund does not issue senior securities. The fund borrows money only short-term, for the clearance of transactions. The fund does not underwrite the securities of other issuers. The fund does concentrate investments in the computer-related and biotech industry groups, as defined in the "Principal Strategies & Risks" section of the prospectus, incorporated here by reference. That section of the prospectus describes the risks of such concentration, which can affect up to 80% of the fund's assets. The fund does not purchase or sell real estate or commodities. The fund does not make loans. The fund may lend securities, affecting up to 100% of the fund's assets, with the risk that the securities are not returned or not returned on time and appreciate in value beyond their collateral. All of these are fundamental policies which may not be changed without shareholder approval, meaning a majority vote of the outstanding fund shares.

The fund does not take temporary defensive positions that contradict any of these policies. The fund is too new to have any portfolio turnover figures to comment on.

Management

The fund's board of directors is responsible for periodically meeting to consider the effects of management's practices on the long-term and short-term interests of the corporation and its shareholders. The board does not participate in managing the fund's operations day to day, but it periodically receives updates on the fund's actions from the fund's management. It examines this information in several ways. It seeks assurance that the relevant laws are being complied with. It also seeks assurance that the fund's investments conform with the objectives and strategies described in the prospectus, SAI and other filings. And it seeks assurance that fund policies set out in public disclosures are implemented. In addition, it may consider other matters or take various actions from time to time as necessary to further the interests of the corporation.

The board is also legally required to approve certain kinds of contracts and relationships the fund has with outside parties, as well as to approve certain kinds of legal actions the fund takes. On some matters, the whole board votes, while on other matters only directors who are not considered "interested persons" vote. Things that the board approves include the fund's contract with its investment adviser, the accountants who audit the fund's financial statements, and any distribution relationships the fund might develop in the future with brokers or underwriters.

The fund has no advisory board other than the board of directors. The fund has no executive or investment committee. Fund shares have no sales loads for the public, so naturally that applies to directors and other affiliated persons as well. The directors and officers of the fund are the two people listed below. An asterisk indicates anyone legally considered an "interested person" of the fund.

*Robert Allen Rintel, 35 years old, is Chairman of the board of directors and President of Valgro Funds, Inc., and of its investment adviser, Valgro Investments, Inc. He also currently occupies the position of all other officers of these two companies. His business address is at the fund: 474 N. Lake Shore Dr., Suite 2003, Chicago, IL 60611-6463. He did financial software development as an Associate at J.P. Morgan & Co. from 3/94 to 10/95 and as an Assistant Vice President at First Chicago from 10/95 to 2/96. From then until 5/99, he worked on various software projects while growing the value of his personal investments. From 5/99 to the present, he has been working on building Valgro Funds and Valgro Investments.

F. Joseph Moretti, 69 years old, is a member of the board of directors of Valgro Funds, Inc. His business address is at Syllogy Corp., 2 University Plaza, Suite 200, Hackensack, NJ 07601. From 1994 until 2/99, he was the Project Director in Malawi (a country in Africa) for the Jesuit Refugee Service, a humanitarian organization. After that, he returned to his former software career as a Senior Software Developer at Syllogy Corp., a software development and consulting firm.

Officers and directors who are interested persons of the fund receive no compensation or retirement benefits from the fund, though they may receive compensation or retirement benefits from the fund's investment adviser, in accordance with 15 USC 80a-10(d)(7). Mr. Moretti will receive no compensation or retirement benefits during the current fiscal year ending October 31, 2000, though he may be paid in future fiscal years depending on the fund's net asset level. A specific level and compensation amount for those future years has not been determined. This is summarized in the following table:

Compensation Table
		Pension or	Estimated	Total
		retirement	annual	compensation
Name of	Aggregate	benefits	benefits	from fund
person	compensation	accrued as	upon	and fund
& position	from fund	fund expenses	retirement	complex
Robert Rintel (Chairman & President)	$0	$0	$0	$0
F. Joseph Moretti (Director)	$0	$0	$0	$0

The fund and its investment adviser have adopted codes of ethics designed to hinder insiders from putting their interests above the fund's interest. As long as the rules are followed, insiders are permitted to buy or sell securities, including the same securities traded by the fund.

Owners

As of the filing of this registration statement, Robert Allen Rintel was considered a "control person" because he owned 100% of the shares of Valgro Funds, Inc. His address is in the "Management" section of the SAI. This is expected to have no effect on the voting rights of other security holders since, within a month after the registration becomes effective, he is expected to own less than 25% of the shares. As a result, he is not expected to be considered a "control person" at that point.

He was also considered a "principal holder," since he owned more than 5% of the fund's shares. He may or may not continue to be considered such, after the fund's registration becomes effective. The securities are owned of record.

As a group, the fund's officers, directors, and members of any advisory boards owned 100% of the shares of the fund as of the filing of this registration statement. The officers and directors owned more than 1%.

Services

The fund's only investment adviser is Valgro Investments, Inc., incorporated in Illinois on 8/25/99. Robert Allen Rintel, described in the "Management" section of the SAI as an affiliated person of the fund, is also Chairman of the board of directors, President, holder of all other offices, and 100% stockholder of this company.

The approximately 0.9% annual adviser fee is accrued each business day that the New York Stock Exchange is open for trading, calculated as 0.9% of 1/250 of that day's closing net assets (before adviser fees). Since the fund is new, there is no 3-year history of fees to disclose. The advisory contract doesn't contain any credits to reduce advisory fees, and it doesn't contain any expense limitation provisions.

The fund distributes its own securities without an underwriter, as permitted by 15 USC 80a-12(b) for companies qualifying under 15 USC 80a-10(d). So, in accordance with 15 USC 80a-10(d)(5), the fund incurs no sales or promotion expenses in selling shares to other than current shareholders, except for expenses incurred in complying with laws regulating the issue or sale of securities. Sales and promotion expenses are instead incurred by the fund's officers or investment adviser.

As stated in the "History" section of the SAI, the fund is a Registered Transfer Agent for its securities. It also acts as its own dividend-paying agent and its own custodian. The fund's independent public accountant is Grant Thornton LLP, One Prudential Plaza, Suite 700, Chicago, IL 60601.

Practices

The fund executes securities trades through brokers not affiliated with the fund. These brokers are also not affiliated with the fund's investment adviser, and they're not affiliated with any affiliated person of the fund or its adviser.

The principal factors the fund considers in choosing a broker are low commissions, timely execution, and fair pricing of market orders. The fund compares these factors for different brokers based on the fund's and its officers' experience with those brokers and based on those brokers' published fee schedules. In choosing brokers, the fund does not consider other products or services provided by brokers, such as research services. Given that low commissions aren't the only factor considered, it follows that persons acting on the fund's behalf are authorized to pay a broker a higher commission than another broker may have charged for the same transaction in recognition of the value of brokerage services provided by the broker. The fund has not held securities of any broker, dealer, underwriter, or investment adviser it has used, nor of the parents of any such entity.

The fund is too new to have a 3-year history of commissions to discuss.

Shares

Everywhere they're used, the terms "Valgro Fund" and "the fund" refer to Valgro Funds, Inc. This corporation has only one class of shares, common stock without par value and for which certificates are not issued, and it is authorized to issue up to 1 quadrillion (1015) shares.

The fund has no authorized securities other than capital stock. There are no restrictions on the right freely to retain or dispose of the fund's shares. There are no material obligations or potential liabilities associated with owning the fund's shares, not including investment risks. All shares have equal dividend rights; the specifics of such distributions are described in the "Shares" section of the prospectus. All shares have equal voting rights, which can't be modified by other than a majority vote. All shares have equal and full liquidation rights. There are no preemptive rights, conversion rights, or sinking fund provisions. There is no liability to further calls or to assessment by the fund. The redemption provisions are described in the "Shares" section of the prospectus.

Fund shares are offered to the public principally through our web site valgro.com, in the manner described in the "Shares" section of the prospectus. We have not set up any special purchase plans, letters of intent, accumulation plans, withdrawal plans, or exchange privileges, but customers wishing special arrangements can inquire about the possibility of arranging something.

We are not currently an IRA trustee, though we may become one in the future. As a result, we cannot open IRA accounts at this time. However, we can accept funds from those 401(k) plans that impose no restrictions on which mutual funds investors can choose. There are currently many such plans, such as the "Standard 401(k)" from Massachusetts Mutual Life Insurance Company. Employers wishing to set up such a plan should contact an actuary, such as Larry Finkelstein at Intac Actuarial Services, 545 Route 17 South, Suite 2001, Ridgewood, NJ 07450, (201) 447-2525 extension 205. Employers then need an investment account, such as the "Fidelity Non-Prototype Retirement Account," through which Fidelity provides investment services but not the plan documents, trustee services, or recordkeeping services. This allows employees to choose any Fidelity fund or to have Fidelity send a check to any other mutual fund company, such as Valgro Funds. Because a related person to us has a business relationship with these entities, we must stress that we in no way require an investor to use this particular setup. We only mention the names here in case an employer wishing to set up such a plan has no idea where to begin and is in need of an example.

Since the fund has no sales load, the offering price of fund shares is the net asset value (NAV). So the offering price equals the net amount invested. The NAV is computed as described in the "Shares" section of the prospectus. Basically, the NAV is the net assets (assets minus liabilities) divided by the number of fund shares outstanding. Securities are offered to the public at the same price as they are offered to all other individuals and for all other transactions.

Taxes

The fund intends to qualify under Subchapter M of the Internal Revenue Code. This means that the fund is treated as a registered investment company, paying no taxes on its net income and capital gains if it distributes the income and gains to its shareholders. The shareholders then pay tax at their own personal tax rates, but the fund shares go down in value by the amount of the distribution, reducing any capital gains the shareholder would have to pay at the time the fund shares are sold.

In contrast, if the fund failed to qualify under Subchapter M, the fund would pay taxes on its net income in addition to the shareholders paying tax on any distributions and any capital gains from selling shares. Roughly speaking, investors would be double-taxed.

However, qualification under Subchapter M is based on things entirely within the fund's control. For example, the fund is required to distribute at least 90% of its net income (excluding capital gains). This fund intends to distribute closer to 100%. The fund is also required to be 50% diversified. This fund intends to be at least 75% diversified, to meet the stricter SEC definition as described in the "Principal Strategies & Risks" section of the prospectus. There are other requirements too, and the fund fully expects to meet all of them.

Since the fund invests in some foreign companies whose shares or ADRs trade in the US, the fund expects to pay foreign withholding taxes. Since the fund does not invest more than 50% of its assets in the securities of foreign corporations, it can't elect to let fund shareholders themselves take a credit or deduction for these taxes [26 USC 853]. So, instead, the fund will take a credit or deduction on its own tax return, reducing any taxable income declared on behalf of fund shareholders. If the shareholder could take the deduction or credit, the fund would declare on IRS form 1099 more income or capital gains than the fund actually distributed, in addition to listing a compensating adjustment for foreign taxes. But for this fund, which takes the credit or deduction itself, the 1099 lists the actual fund distribution and indicates no adjustment for foreign taxes.

Some of the income tax consequences of holding fund shares are described in the "Shares" section of the prospectus. No information in the prospectus or SAI should be taken as tax advice: an investor should consult a tax adviser since various tax rules affect investors in different ways. For example, an investor's other transactions can affect whether gains and losses are treated as long-term or short-term. Certain state or local governments may impose additional kinds of taxes. And corporate shareholders will be informed of the portion of corporate dividends in fund distributions so they can determine their dividends-received deductions.

Financial Statements

Valgro Funds, Inc.
STATEMENT OF ASSETS AND LIABILITIES
December 10, 1999
Assets:
Cash	$109,586.80
Total assets	$109,586.80
Liabilities:
Registration fees payable	$30.00
Franchise taxes payable	$30.00
Total liabilities	$60.00
Net Assets (equivalent to $9.13 per share based
on 12,000 shares of capital stock outstanding)	$109,526.80

Valgro Funds, Inc.
NOTES TO STATEMENT OF ASSETS AND LIABILITIES
December 10, 1999

NOTE A: SIGNIFICANT ACCOUNTING POLICIES

Everywhere they're used, the terms "Valgro Fund" and "the fund" refer to Valgro Funds, Inc. The fund is an Illinois corporation registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund has had no operations other than organizational matters.

Use of Estimates

The preparation of the statement of assets and liabilities may require management to make estimates and assumptions that affect the reported amounts of assets, liablities, and related disclosures. Actual results may differ from these estimates.

Investment Adviser

The fund has entered into an Investment Advisory Agreement with the Adviser, pursuant to which the Adviser will be responsible for providing investment management and advisory services to the fund. For its services, the Adviser will receive a fee computed daily at a fee of 1/250 of 0.9% of net assets before its fee.

Federal income taxes

The fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

NOTE B: CAPITAL SHARE TRANSACTIONS

At December 10, 1999, there were 1 quadrillion (1015) shares of common stock authorized, without par value. At that time, 12,000 of these shares were outstanding, with paid-in capital of $120,000.

Transactions in capital stock were as follows:

	Shares	Amount
Shares sold	12,000	$120,000
Shares issued in reinvestment of dividends	-	-
Less shares redeemed	-	-
Net increase	12,000	$120,000

The difference between the initial capital issued and net assets as of December 10, 1999, is primarily attributable to legal expenses incurred to establish the fund.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Board of Directors and Shareholders
Valgro Funds, Inc.

We have audited the accompanying statement of assets and liabilities of Valgro Funds, Inc. as of December 10, 1999. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of Valgro Funds, Inc. as of December 10, 1999, in conformity with generally accepted accounting principles.

Grant Thornton LLP

Chicago, Illinois
December 29, 1999

Valgro Fund
Other Information

Table of Contents

  Control
  Indemnification
  Adviser
  Accounts & Records
  Exhibits

Control

Valgro Investments, Inc., the fund's investment adviser, is under common control with the fund. The control of this company is described in the "Services" section of the SAI. The control of the fund is described in the "Owners" section of the SAI. There are no subsidiaries or group financial statements.

Indemnification

The fund's by-laws indemnify its officers and directors against any liability resulting from the performance of their duties, or from the lack of such performance. This indemnification doesn't apply to: (1) willful misfeasance, (2) bad faith, (3) gross negligence, or (4) reckless disregard of the duties involved in the conduct of one's office. These 4 things are referred to as the "Four Offenses" below.

The fund pays all legal bills presented by people claiming indemnification under this provision, provided that they buy surety bonds guaranteeing their written promise to refund any money which the Four Offenses ultimately make them ineligible for. Such eligibility is determined separately for each alleged instance of action or inaction of the defendant. For each eligible instance, the corporation pays the full costs of the defense, including any settlements, and no refund of advances for legal bills is required. An instance is eligible if: (1) the defendant is not accused of any of the Four Offenses in that instance, (2) a court determines on the merits that the defendant is not liable for that instance, (3) a court determines the defendant isn't guilty of the Four Offenses in that instance, or (4) an independent legal counsel determines the defendant isn't guilty of the Four Offenses in that instance.

The indemnification and advances for legal bills also apply to a person who is no longer a director or officer, and they inure to the benefit of the heirs, executors, and administrators of that person.

As a result of this indemnification policy, if shareholders as a group attempt to recover damages from the company or its officers or directors, the shareholders themselves may end up paying some or all of any damages in addition to paying the cost of the defense.

Adviser

Robert Allen Rintel occupies the position of Chairman, President, and all other offices of the fund's investment adviser, Valgro Investments, Inc. His background is described in the "Management" section of the SAI.

Accounts & Records

All accounts, books, and documents are maintained by Robert Allen Rintel at the address of the fund: 474 N. Lake Shore Dr., Suite 2003, Chicago, IL 60611-6463.

Exhibits

Any exhibits listed below as previously filed are hereby incorporated by reference.

  Articles of Incorporation: filed with 10/20/99 N-1A
  By-laws: filed with 12/17/99 N-1A/A
  Instruments Defining Shareholder Rights: no additional instruments
  Advisory Contract: filed with 10/20/99 N-1A
  Underwriting Contracts: none, as explained in the "Services" section of the SAI
  Bonus or Profit-Sharing Contracts: none
  Custodian Agreements: none, since the fund is its own custodian
  Other Contracts: none
  Legal Opinion: filed with 10/20/99 N-1A
  Consent of Independent Certified Public Accountants: document attached
  Any Omitted Financial Statements: none
  Initial Capital Agreement: document attached
  Rule 12b-1 Plan: none
  Financial Data Schedule: no N-SAR filed yet
  Rule 18f-3 Plan: none
  Codes of Ethics: document attached

Signatures

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Fund has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Chicago, and State of Illinois on the day of February 3, 2000 .

Valgro Fund
By Robert Rintel, President & Chairman

Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Robert Rintel, President & Chairman, February 3, 2000